UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2004

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland 20817

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

ITEM 5. OTHER EVENTS

Marriott International, Inc. (“Marriott”) issued a press release dated July 7, 2004 discussing an Internal Revenue Service challenge to the placed-in-service date of three of the four facilities in Marriott’s synthetic fuel ventures.

A copy of Marriott’s press release is attached as Exhibit 99 and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibit is filed with this report:

Exhibit 99 - Press release issued on July 7, 2004.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: July 8, 2004	By:	/s/ Carl T. Berquist
Carl T. Berquist
Executive Vice President, Financial Information and
Risk Management

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EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99	Press release dated July 7, 2004 regarding an Internal Revenue Service challenge to the placed-in-service date of three of the four facilities in the Registrant’s synthetic fuel ventures.

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